Supplement to Symetra Spinnaker Variable Annuity Prospectus
Supplement Dated May 6, 2014
to Prospectus dated May 1, 2014 as supplemented

The defined terms Loan Account and Loan Amount found on page 3 of the prospectus are replaced with the following:

Loan Account	The sum of the loan principal and accrued loan interest credited minus any loan payments made.
Loan Amount	The sum of the loan principal and accrued loan interest charged minus any loan payments made.